Exhibit 10.2

Execution Copy

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE AND ARE BEING OFFERED AND SOLD IN RELIANCE UPON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THE SECURITIES PURCHASED HEREUNDER ARE SUBJECT TO RESTRICTIONS ON TRANSFER AND RESALE UNDER A STOCKHOLDERS AGREEMENT AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND OTHER APPLICABLE LAWS PURSUANT TO REGISTRATION OR EXEMPTION FROM REGISTRATION REQUIREMENTS THEREUNDER.

ROLLOVER STOCK SUBSCRIPTION AGREEMENT

This STOCK SUBSCRIPTION AGREEMENT (the “Agreement”) is made as of March 31, 2005 among MCP-MSC Acquisition, Inc., a Delaware corporation (the “Company”), and the investor listed on Schedule 1 hereto (the “Subscriber”).

Recitals

On or about the date hereof, the Company will acquire (the “Acquisition”) all of the equity interests of MSC Acquisition, Inc., a Florida corporation (“MSC”), pursuant to a Stock Purchase Agreement dated as of March 7, 2005, as from time to time in effect (the “Stock Purchase Agreement”), among the Company, MSC and the other parties thereto.

Under the Amended and Restated Certificate of Incorporation of the Company, dated as of the date hereof (the “Company’s Charter”), the Company is authorized to issue shares of Common Stock, par value $.001 per share (the “Common Stock”).

The Subscriber is willing to purchase, and the Company is willing to issue and sell to the Subscriber, the number of shares of Common Stock and the number of shares of set forth opposite the name of the Subscriber on Schedule 1 hereto, all on the terms and subject to conditions set forth herein.

It is anticipated that on or about the date hereof: (i) the Acquisition will be consummated; and (ii) the Company, the Subscriber and certain other Persons party thereto will enter into a Stockholders Agreement substantially in the form attached hereto as Exhibit A (the “Stockholders Agreement”), which shall set forth certain agreements with respect to, among other things, the management of the Company and transfers of its shares in various circumstances.

Agreement

In consideration of the foregoing, and the representations, warranties, covenants and conditions set forth below, the parties hereto, intending to be legally bound, hereby agree as follows:

1. Definitions. Capitalized terms defined in the Stockholders Agreement and used but not otherwise defined in this Agreement are used herein as so defined.

2. Sale and Purchase of Subscription Securities.

2.1. On the terms and subject to the conditions hereof, the Company hereby agrees to sell to the Subscriber, and by its acceptance hereof the Subscriber agrees to purchase from the Company for investment, on the Closing Date (as defined in the Merger Agreement), the number of shares of Common Stock set forth opposite the name of the Subscriber on Schedule 1 hereto in exchange for 60,844 shares of the outstanding common stock of MSC (the “MSC Securities”). The shares of Common Stock being purchased by the Subscriber hereunder are referred to herein as the “Subscription Securities”.

2.2. The sale and purchase of the Subscription Securities shall take place at the same time and location as, and shall be substantially contemporaneous with, the Closing pursuant to the Stock Purchase Agreement (and as defined therein). If, prior to the Closing hereunder, the Stock Purchase Agreement shall be terminated, this Agreement shall automatically terminate and be without further force and effect; provided, however, that no such termination of this Agreement shall relieve any party from liability for breach prior to such termination.

2.3. At the Closing, against delivery to the Company of stock certificates evidencing the MSC Securities, accompanied by stock transfer powers duly executed in blank with the signature thereon guaranteed with a “medallion” guarantee, the Company will deliver certificates for the Subscription Securities, registered in the name of the Subscriber.

3. Representations and Warranties of the Company. The Company represents and warrants to the Subscriber that:

3.1. The Company is duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has made available to the Subscribers true and complete copies of the By-Laws of the Company as in effect on the date hereof and the Company’s Charter dated as of the date hereof. Such documents will be in effect in such form on the Closing Date.

3.2. The Company has or prior to the Closing Date will have taken all corporate action required to authorize the execution and delivery of this Agreement and the issuance of the Subscription Securities.

3.3. The Subscription Securities, when issued and upon payment of the purchase price therefor, will be duly authorized, validly issued, fully paid and non-assessable.

3.4. Each of the Stock Purchase Agreement, the Stockholders Agreement and this Agreement is, or at or prior to the Closing will be, a legal, valid and binding obligation of the Company and the other parties thereto, enforceable in accordance with its respective terms.

3.5. Upon the effective time of the Acquisition, and after consummation of the other transactions contemplated by the Stock Purchase Agreement, the shares of stock and other equity interests of the Company will be owned, beneficially and of record, by the Persons and in the amounts set forth in Schedule 2 hereto.

4. Representations and Warranties of the Subscriber. The Subscriber represents and warrants that:

4.1. The Subscriber has full legal capacity, power and authority to execute and deliver this Agreement and to perform his obligations hereunder. This Agreement has been duly executed and delivered by the Subscriber and is the legal, valid and binding obligation of the Subscriber, enforceable against him in accordance with the terms hereof.

4.2. The Subscriber is the legal and beneficial owner of all interests in the MSC Securities. Upon delivery to the Company of the certificate representing the MSC Securities as contemplated by this Agreement, the Company will acquire good and marketable title thereto, free and clear of any liens, charges, pledges, restrictions on transfer and any other encumbrances or restrictions, other than restrictions on transfer under federal and state securities laws.

4.3. The Subscriber has been advised that the Subscription Securities have not been registered under the Securities Act or any state securities laws and, therefore, cannot be resold unless they are registered under the Securities Act and applicable state securities laws or unless an exemption from such registration requirements is available. The Subscriber is aware that the Company is under no obligation to effect any such registration with respect to the Subscription Securities (except solely to the extent, if any, provided in the Stockholders Agreement) or to file for or comply with any exemption from registration. The Subscriber is purchasing the Subscription Securities for his own account and not with a view to, or for resale in connection with, the distribution thereof in violation of the Securities Act. The Subscriber has such knowledge and experience in financial and business matters that the Subscriber is capable of evaluating the merits and risks of such investment, is able to incur a complete loss of such investment and is able to bear the economic risk of such investment for an indefinite period of time. The Subscriber is an “accredited investor”, as that term is defined in Regulation D under the Securities Act.

5. Conditions to Purchase of Subscription Securities.

5.1. The Company’s obligation to issue and sell the Subscription Securities shall be subject to the satisfaction of the following conditions:

5.1.1. All representations and warranties of the Subscriber contained in this Agreement shall be true and correct as of the Closing, and consummation of the subscriptions contemplated hereby shall constitute a reaffirmation by the Subscriber that all representations and warranties of the Subscriber contained in this Agreement are true and correct as of the Closing.

5.1.2. On the Closing Date, substantially contemporaneously with the issuance and sale of the Subscription Securities hereunder, all conditions to the Company’s obligation to close under the Stock Purchase Agreement shall have been satisfied or waived by the Company.

5.1.3. On or before the Closing Date, substantially contemporaneously with the issuance and sale of the Subscription Securities hereunder, the Subscriber shall have duly executed and delivered to the Company a counterpart of the Stockholders Agreement and such other documents as the Company may reasonably request in connection with the transactions contemplated hereby.

5.2. The Subscriber’s obligation to purchase and pay for the Subscription Securities shall be subject to the satisfaction of the following conditions:

5.2.1. All representations and warranties of the Company contained in this Agreement shall be true and correct as of the Closing, and consummation of the Closing shall constitute a reaffirmation by the Company that all the representations and warranties of the Company contained in this Agreement are true and correct as of the Closing.

5.2.2. On the Closing Date, substantially contemporaneously with the issuance and sale of the Subscription Securities hereunder, the Closing under the Stock Purchase Agreement shall be occurring.

5.2.3 On the Closing Date, substantially contemporaneously with the issuance and sale of the Subscription Securities hereunder, each party other than the Subscriber shall have duly executed and delivered to the Subscriber a counterpart of the Stockholders Agreement.

6. Covenants. The Company will furnish each registered holder from time to time of any of the Subscription Securities (other than any holder of Subscription Securities transferred in violation of the Stockholders Agreement or sold in a registered public offering or to the public under Rule 144 under the Securities Act) the following:

(a) As soon as available, and in any event within one hundred and twenty (120) days after the end of each fiscal year of the Company, the consolidated balance sheet of the Company and its subsidiaries as at the end of each such fiscal year and the consolidated statements of income, cash flows and changes in stockholders’ equity for such year of the Company and its subsidiaries, setting forth in each case in comparative form the figures for the next preceding fiscal year, accompanied by the report of independent certified public accountants of recognized national standing, to the effect that, except as set forth therein, such consolidated financial statements have been prepared in accordance with generally accepted accounting principles applied on a basis consistent with prior years and fairly present in all material respects the financial condition of the Company and its subsidiaries at the dates thereof and the results of their operations and changes in their cash flows and stockholders’ equity for the periods covered thereby.

(b) As soon as available and in any event within sixty (60) days after the end of each fiscal quarter of the Company, the consolidated balance sheet of the Company and its subsidiaries as at the end of such quarter and the consolidated statements of income, cash flows and changes in stockholders’ equity for such quarter and the portion of the fiscal year then ended of the Company and its subsidiaries, setting forth in each case the figures for the corresponding periods of the previous fiscal year in comparative form, all in reasonable detail.

7. Indemnities. The Subscriber agrees to indemnify and hold harmless the Company, and the Company agrees to indemnify and hold harmless the Subscriber, from and against all losses, damages, liabilities and expenses (including without limitation reasonable attorneys fees and charges) resulting from any breach of any representation, warranty or agreement of such indemnifying party in this Agreement or any misrepresentation by such indemnifying party in this Agreement.

8. Restrictions on Transfer.

8.1. Restrictive Securities Act Legend. All certificates representing Subscription Securities shall bear a legend in substantially the following form:

“THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE WERE ISSUED IN A PRIVATE PLACEMENT, WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND MAY NOT BE SOLD, ASSIGNED, PLEDGED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION UNDER THE ACT COVERING THE TRANSFER OR A LEGAL OPINION OF COUNSEL ACCEPTABLE TO THE ISSUER THAT REGISTRATION UNDER THE ACT IS NOT REQUIRED.”

8.2. Termination of Section 8.1 Restrictions. The restrictions imposed by Section 8.1 hereof upon the transferability of Subscription Securities shall cease and terminate as to any particular Subscription Securities (i) when, in the opinion of Ropes & Gray LLP or other counsel reasonably acceptable to the Company, such restrictions are no longer required in order to assure compliance with the Securities Act or (ii) when such Subscription Securities shall have been registered under the Securities Act or transferred pursuant to Rule 144 thereunder. Whenever such restrictions shall cease and terminate as to any Subscription Securities or such Subscription Securities shall be transferable under paragraph (k) of Rule 144, the holder thereof shall be entitled to receive from the Issuer, without expense, new certificates not bearing the legend set forth in Section 8.1 hereof.

9. Miscellaneous.

9.1. This Agreement and the other agreements referred to herein set forth the entire understanding among the parties with respect to the subject matter thereof.

9.2. This Agreement can be changed only by an instrument in writing signed by the party against whom enforcement of such change is sought.

9.3. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors, assigns, heirs and representatives; provided, however, that prior to the Closing, the Subscriber may not assign any of the Subscriber’s rights hereunder and, after the Closing, the Subscriber may not assign any of the Subscriber’s rights hereunder except in connection with a transfer of the Securities in compliance with the terms and conditions of the Stockholders Agreement and Section 8 of this Agreement.

9.4. All covenants, agreements, representations and warranties made herein shall survive the execution and delivery hereof and transfer of any Subscription Securities.

9.5. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original but all of which shall together constitute one and the same instrument.

10. Governing Law; Arbitration.

10.1. Governing Law. This Agreement shall be governed by and construed in accordance with the domestic substantive laws of the State of New York, without giving effect to any choice or conflict of law provision or rule that would cause the application of the domestic substantive laws of any other jurisdiction.

10.2. Consent to Jurisdiction. Each of the parties agrees that all actions, suits or proceedings arising out of or based upon this Agreement or the subject matter hereof may be brought and maintained in the federal and state courts of the State of New York, City of New York, Borough of Manhattan. Each of the parties hereto by execution hereof: (i) hereby irrevocably submits to the jurisdiction of the federal and state courts in the State of New York, City of New York, Borough of Manhattan for the purpose of any action, suit or proceeding arising out of or based upon this Agreement or the subject matter hereof and (ii) hereby waives to the extent not prohibited by applicable law, and agrees not to assert, by way of motion, as a defense or otherwise, in any such action, suit or proceeding, any claim that he or it is not subject personally to the jurisdiction of the above-named courts, that he or it is immune from extraterritorial injunctive relief or other injunctive relief, that his or its property is exempt or immune from attachment or execution, that any such action, suit or proceeding may not be brought or maintained in one of the above-named courts, that any such action, suit or proceeding brought or maintained in one of the above-named courts should be dismissed on grounds of forum non conveniens, should be transferred to any court other than one of the above-named courts, should be stayed by virtue of the pendency of any other action, suit or proceeding in any court other than one of the above-named courts, or that this Agreement or the subject matter hereof may not be enforced in or by any of the above-named courts. Each of the parties hereto hereby consents to service of process in any such suit, action or proceeding in any manner permitted by the laws of State of New York, agrees that service of process by registered or certified mail, return receipt requested, at the address specified in Schedule 1 hereto is reasonably calculated to give actual notice and waives and agrees not to assert by way of motion, as a defense or otherwise, in any such action, suit or proceeding any claim that such service of process does not constitute good and sufficient service of process.

10.3. Waiver of Jury Trial. To the extent not prohibited by applicable law which cannot be waived, each of the parties hereto hereby waives, and covenants that he or it will not assert (whether as plaintiff, defendant, or otherwise), any right to trial by jury in any forum in respect of any issue, claim, demand, cause of action, action, suit or proceeding arising out of or based upon this Agreement or the subject matter hereof, in each case whether now existing or hereafter arising and whether in contract or tort or otherwise. Any of the parties hereto may file an original counterpart or a copy of this Section 10.3 with any court as written evidence of the consent of each of the parties hereto to the waiver of his or its right to trial by jury.

10.4. Reliance. Each of the parties hereto acknowledges that he or it has been informed by each other party that the provisions of Section 10 constitute a material inducement upon which such party is relying and will rely in entering into this Agreement and the transactions contemplated hereby.

IN WITNESS WHEREOF, the parties hereto, intending to be legally bound by the terms hereof, have caused this Agreement to be executed, under seal, as of the date first above written by their officers or other representatives thereunto duly authorized.

THE COMPANY:	MCP-MSC ACQUISITION, INC.

	By	/S/ PETER S. LAINO
	Name:	Peter S. Laino
	Title:	President

THE SUBSCRIBER:	/S/ RONALD HOFSTETTER
Ronald Hofstetter

Rollover Subscription Agreement

Schedule 1

to Stock Subscription Agreement

SUBSCRIPTION SECURITIES

Name and Address of Subscriber	Subscription Securities	Value Per Share	Total Value
Ronald Hofstetter	1,500,000 shares of Common Stock	$1.00	$1,500,000.00

Schedule 2

to Stock Subscription Agreement

Exhibit A

FORM OF STOCKHOLDERS AGREEMENT